June 5, 2013 Christopher Oddleifson President & Chief Executive Officer Denis K. Sheahan Chief Financial Officer Exhibit 99.1

• Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $4.5 B • Deposits: $4.6 B • $AUA: $2.3 B • Market Cap: $0.7 B • NASDAQ: INDB Who We Are 2

• Strong fundamentals driving solid performance • Robust growth from new and existing customers • Expanding/strengthening footprint and share • Rockland Trust brand gaining increased traction • Investing for growth while controlling costs • Disciplined risk management culture • Strong capital position Key Messages 3

Company Footprint* 4 Rank 2012 1 17.5% 42% Rank 2012 7 3.9% 18% Rank 2012 4 9.8% 14% Rank 2012 9 5.4% 13% Rank 2012 23 1.0% 12% Rank 2012 44 0.3% 1% Worcester County Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Bristol County Source: SNL Financial; Deposit/Market Share data as of June 30, 2012 including pending transactions. (Includes Credit Unions) * Includes the acquisition of Central Bancorp., which closed in November, 2012 77 Branches* Commercial Lending and Investment Management Center

• Excellent organic loan and core deposit growth • Capitalized on commercial banking expansion • Very successful customer acquisition campaigns • Double digit growth in core fee income in 2012 • Building franchise value via in-market acquisitions • TBV steady rising – up 13% in past 2 years • Multiple 3rd party recognition of excellence Recent Accomplishments 5

Strong Fundamentals Driving Performance 6 40.3 45.5 47.1 12.2 13.3 2010 2011 2012 1Q12 1Q13 Operating Earnings ($ Mil.) +9% Diluted EPS $1.90 $2.12 $2.16 $0.56 $0.58 +13% +4% • Excellent comm’l loan growth • Core deposits at 83% • Growing wealth mgmt. • Solid asset quality vs. peers • Strong capital • Core ROA of 1% (1Q13)

Robust Core Business Generation ($ Mil.) 7 497 897 2009 2012 Comm’l Loan Originations 541 668 2009 2012 Consumer Loan Originations (Resi’s & Home Eq.) +22% CAGR +7% CAGR 3/13 vs. 3/12 3/13 vs. 12/12 ↑ 16% ↑ 5% annualized ↑ 8% ↓ 5% annualized Comm’l Loan $ Bal. Home Equity $ Growth

Strong Commercial and Industrial Loan Growth ($ Bal.-mil.) 8 374 503 576 688 702 2009 2010 2011 2012 1Q13 +21% CAGR Adding High Quality Corporate Customers Yr. end

Attractive Balance Sheet Profile (1Q13) Sec./ST Inv. 13% Resi Mtges 11% Home Eq 15% Other 1% Comm'l Loans 60% EARNING ASSETS $5.2 B AVG. YIELD: 4.05% Very Focused On Containing Deposit Costs Shift Towards Higher Yielding Assets Demand Deposits 26% Money Market 19% Savings/Now 38% CD's 17% TOTAL DEPOSITS $4.6 B AVG. COST: 0.24% 9

Investment Management – High Priority Growth Business 10 • Growing source of fee revenues • Strong feeder business from bank • Expanding investment center locations • Cross-sell opportunity in acquired bank markets $ mil. 2006 1Q13 Assets under Admin. 816$ + 177% 2,261$ Revenues 6.1$ + 143% 14.8$ (2012) 3.9 (1Q 3)

Business Opportunities • Expanded Commercial Presence (Providence, Waltham, Boston) • Asset-Based Lending • Investment Management • On-Line/Mobile Banking • Smart ATMs Investing for Future Growth 11

Sustaining Business Momentum 12 Business Line Focal Points •Expand Market Presence •Grow C&I Client Base •Expand Specialty Products, e.g. ABL Commercial •Continue to Drive Household Growth •Expand Electronic Banking Platform •Optimize Branch Network Retail Delivery •Capitalize on Strong Market Demographics •Target COI Opportunity •Continue Strong Branch/Commercial Referrals Investment Management •Scalable Resi Mortgage Origination Platform •Continue Aggressive H.E. Marketing Consumer Lending

Net Interest Margin Fairly steady over various rate cycles Current low rate environment adding pressure 13 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 1Q13 Fed Funds NIM (FTE) 5 yr SWAP

Prudent Balance Sheet Management Positioned for Rising Rates 14

Asset Quality – Well Managed 23.1 29.0 28.8 33.1 2010 2011 2012 1Q13 NPL’s ($ Mil.) 14.8 9.5 4.8 9.7 1.2 2010 2011 2012 1Q13 Net Chargeoffs ($ Mil.) customer fraud 14.5 NPL/Loan % 0.65% 0.76% 0.64% 0.74% Peers 2.55%* Loss Rate 43bp 26bp 36bp 11bp Peers 64bp* Yr. end * Source: FFIEC Peer Group 2; $3-10 Billion in Assets, December 31, 2012 Incl. 90 days + overdue 15

Strong Capital 16 8.2% 8.6% 8.7% 8.5% 2010 2011 2012 1Q13 Tier 1 Leverage % 6.9% 7.2% 6.9% 7.1% 2010 2011 2012 1Q13 Tangible Common %(1) (1)Includes tax deductibility of certain goodwill • Strong internal capital generation • No external capital raising • No dividend cuts $14.86 $16.21 $17.00 $17.31 2010 2011 2012 1Q13 Tangible Book Value(1) (Period end)

Mayflower Bancorp. (MFLR) Acquisition Strategic Rationale • Attractive financial return – Efficiency / Cost savings opportunity – 1.5% - 2.0% EPS accretion in years 1-3 – IRR of 15% – Modest TBV and TCE/TA dilution w/ short earn-back period • Strengthens #1 share in a key market • Valuable source of liquidity • Excellent fit with Rockland brand and businesses • Low risk transaction to create future value 17

Mayflower Profile • Mayflower Bancorp Inc (MFLR), founded in 1889, is a $261 million asset bank headquartered in Middleboro, MA • MFLR operates 8 branches in Plymouth County • Financial Highlights (1): – Total Deposits: $236mm – Gross Loans: $141mm – Tang. Comm. Equity: $23mm – Cost of Total Deposits: 0.37% – NIM: 3.20% – Efficiency Ratio: 83.8% – NPAs / Assets: 0.22% – Reserves / NPL’s: 271% Note: Financial data at March 31, 2013 or as of three months ended March 31, 2013, annualized (1) Source: SNL Financial 18

Investment Management Commercial Banking Retail/ Consumer • $2 Bil. AUA • Wealth/Institutional • Sophisticated Products • Expanded presence • Knowledgeable bankers Central Bancorp. & Mayflower Bancorp. Customer Base Capitalizing on Rockland Trust Brand • Highly-rated customer satisfaction • Electronic banking • Home equity INDB Winning Businesses – Major Opportunities 19

Building Franchise Value 20 All Acquisitions Immediately Accretive Deal Value: $37MM 11% Core Dep. Premium* Falmouth Bancorp Jul ‘04 $158mm Assets $137mm Deposits 4 Branches Deal Value: $105MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $610mm Assets $409mm Deposits 9 Branches Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp. Apr ‘09 $998mm Assets $653mm Deposits 11 Branches Deal Value: $52.7MM 8% Core Dep. Premium* Central Bancorp. Nov ‘12 $560mm Assets $357mm Deposits 10 Branches Disciplined Acquisitions *Incl. CD’s <$100k **Estimated closing date Deal Value: $37.2MM 7% Core Dep. Premium* Mayflower Bancorp. 4Q13** $261mm Assets $236mm Deposits 8 Branches

2013 Outlook Key Expectations* 21 Loan Growth +4 – 5% Led by commercial segment Deposits +3 – 4% Continued core deposit growth Net Chargeoffs $10 – 14 MM Provision $12 – 16 MM Net Int. Margin FY: Mid 3.50s% ≈ 3.6% beg. of yr. ≈ 3.5% towards yr. end Non-Interest Inc. +6 – 8% Growth from multiple sources NIE +7 – 9% Includes full year of Central Bank ≈ 2% organic growth Tax Rate ≈ 25% vs. 26% in 2012 * Excluding impact of Mayflower acquisition

Attentive to Shareholder Returns 22 $0.68 $0.72 $0.72 $0.72 $0.76 $0.84 $0.22 2007 2008 2009 2010 2011 2012 1Q13 Cash Dividends Declared Per Share

• High quality franchise in attractive markets • Strong organic business volumes • Capacity to feed growth businesses • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long- term value creation INDB – Investment Merits 23

NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: (781) 878-6100 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.